Exhibit 99.1

NEWS RELEASE

December 4, 2009

NCR to participate in Gabelli & Co. Best Ideas Conference for investors

Duluth, Georgia – NCR Corporation (NYSE: NCR) announced that Bill Nuti, chairman and chief executive officer, and Bob Fishman, interim chief financial officer, will participate in the Gabelli & Co. Best Ideas Conference for investors on Friday, December 4, 2009 at 2:30 p.m. EST in New York City, New York. Their participation in the conference may be accessed via webcast at: http://www.wsw.com/webcast/gabelli31/ncr/

NCR also reported that it will be affirming its performance outlook for 2009 previously provided in the press release dated October 22, 2009 in comments to be made during the investor conference.

About NCR Corporation

NCR Corporation (NYSE: NCR) is a global technology company leading how the world connects, interacts and transacts with business. NCR’s assisted- and self-service solutions and comprehensive support services address the needs of retail, financial, travel, healthcare, hospitality, entertainment, gaming and public sector organizations in more than 100 countries. NCR (www.ncr.com) is headquartered in Duluth, Georgia.

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NCR is a trademark of NCR Corporation in the United States and other countries.

Investor Relations Contact

Gavin Bell

NCR Corporation

212-589-8468

gavin.bell@ncr.com

News Media Contact

Peter Tulupman

NCR Corporation

212-589-8415

peter.tulupman@ncr.com

Note to investors – This news release contains forward-looking statements, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements include projections of revenue, profit growth and other financial items, future economic performance and statements concerning analysts’ earnings estimates, among other things. These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause NCR’s actual results to differ materially.

In addition to the factors discussed in this release, other risks and uncertainties include those relating to: the uncertain economic climate, in particular current global economic conditions, could impact the ability of our customers to make capital expenditures, thereby affecting their ability to purchase our products, and consolidation in the financial services sector could impact our business by reducing our customer base; the timely development, production or acquisition and market acceptance of new and existing products and services (such as self-service technologies), including our ability to accelerate market acceptance of new products and services; shifts in market demands, continued competitive factors and pricing pressures and their impact on our ability to improve gross margins and profitability, especially in our more mature offerings; the effect of currency translation; short product cycles, rapidly changing technologies and maintaining a competitive leadership position with respect to our solution offerings; tax rates; ability to execute our business and reengineering plans, including potential impact from our transition from a business unit to functional organizational model; turnover of workforce and the ability to attract and retain skilled employees, especially in light of continued cost-control measures being taken by the company; availability and successful exploitation of new acquisition and alliance opportunities; changes in Generally Accepted Accounting Principles (GAAP) and the resulting impact, if any, on the company’s accounting policies; continued efforts to establish and maintain best-in-class internal information technology and control systems; and other factors detailed from time to time in the company’s U.S. Securities and Exchange Commission reports and the company’s annual reports to stockholders. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.